Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated July 3, 2026 ■ Statement of Additional Information dated January 1, 2026

Joseph Reiland, CFA, Vice President and Senior Portfolio Manager, has announced his plans to retire. As a result, he will no longer serve as a portfolio manager for the funds effective July 31, 2026.

Justin Brown, CFA, Vice President and Portfolio Manager, no longer serves as portfolio manager for the funds effective July 31, 2026.

The following replaces the entries for DJ Cross and Scott Marolf in the Accounts Managed table on pages 24-25 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
DJ Cross[1]	Number of Accounts	6	1	4
	Assets	$18.3 billion[2]	$582.0 million	$658.7 million
Scott Marolf[1]	Number of Accounts	6	1	4
	Assets	$18.3 billion[2]	$582.0 million	$658.7 million
1 Information provided as of June 26, 2026.
2    Includes $296.7 million in American Century Large Cap Equity ETF and $10.0 million in American Century Large Cap Growth ETF.

The following replaces the entries for DJ Cross and Scott Marolf in the Ownership of Securities table on page 27 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
American Century Large Cap Equity ETF
DJ Cross[1]	A
Scott Marolf[1]	A
American Century Large Cap Growth ETF
DJ Cross[1]	B
Scott Marolf[1]	E
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.
1 Information provided as of June 26, 2026.

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